AmericasActive:18731307.3 AMENDMENT NO. 1 TO THE SKILLZ INC. 2020 EMPLOYEE STOCK PURCHASE PLAN This AMENDMENT NO. 1 TO THE SKILLZ INC. 2020 EMPLOYEE STOCK PURCHASE PLAN (this “Amendment”), dated as of June 23, 2023 (the “Effective Date”) is made and entered into by Skillz Inc., a Delaware corporation (the “Company”). Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Skillz Inc. 2020 Employee Stock Purchase Plan, as amended (the “ESPP”). RECITALS WHEREAS, the Company previously reserved a total of 4,933,855 shares of the Company’s Class A common stock, par value $0.0001 (the “Common Stock”), to be delivered pursuant to awards under the ESPP; WHEREAS, as of the Effective Date, the Company has effectuated a 1-for-20 split (the “Reverse Stock Split”) of the shares of the Company’s Common Stock; WHEREAS, pursuant to Section 19(a) of the ESPP, in the event of a recapitalization, stock split, reverse stock split, or any other similar corporate event affecting the Company’s Common Stock, the Administrator will adjust the (i) number and class of shares of Common Stock that may be delivered under the ESPP, (ii) Purchase Price per share and the number of shares of Common Stock covered by each option under the ESPP that has not yet been exercised, and (iii) other numerical limits that may be prescribed under the ESPP; WHEREAS, in connection with the Reverse Stock Split, the Administrator equitably adjusted the total number of shares of Common Stock available and reserved for issuance pursuant to the Skillz Inc. 2020 Employee Stock Purchase Plan (the “ESPP”), as follows: (i) the initial share reserve of Common Stock was adjusted from 4,933,855 shares to 246,692 shares; (ii) the increase to the share reserve under the ESPP’s evergreen provision on December 31, 2021 of 2,917,539 shares was adjusted to 145,876 shares; (iii) the increase to the share reserve under the ESPP’s evergreen provision on December 31, 2022 of 3,401,525 shares was adjusted to 170,076 shares; and (iv) the increase to the share reserve under the ESPP’s evergreen provision on December 31, 2023 of 3,538,334 shares was adjusted to 176,916 shares; and WHEREAS, in accordance with the authority to amend the plan provided under Section 20 of the ESPP, the Committee wishes to amend the ESPP to make certain adjustments contemplated by Section 19(a) of the ESPP to reflect the Reverse Stock Split. NOW, THEREFORE, BE IT: RESOLVED, that the ESPP is hereby amended, effective as of the Effective Date as follows: 1. Section 13(a) of the ESPP is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 13(a): DocuSign Envelope ID: 689130AC-410E-47CC-AE20-26AA9A35DF2A

AmericasActive:18731307.3 13. Stock. (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of Shares of Common Stock that will be made available for sale under the Plan will be 246,692 Shares of Common Stock; provided, that the total number of Shares that will be reserved, and that may be issued, under the Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2021, by a number of Shares equal to one percent (1%) of the total number of Outstanding Shares on the last day of the prior calendar year. Notwithstanding the foregoing, the Administrator may act prior to January 1 of a given year to provide that there will be no such increase in the share reserve for that year or that the increase in the share reserve for such year will be a lesser number of Shares than provided herein. 2. Except as expressly amended by this Amendment, the ESPP shall continue in full force and effect in accordance with the provisions thereof. [Remainder of Page Intentionally Left Blank; Signature Page Follows.] DocuSign Envelope ID: 689130AC-410E-47CC-AE20-26AA9A35DF2A

AmericasActive:18731307.3 IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above. SKILLZ, INC. By: Name: Charlotte Edelman Title: General Counsel and Corporate Secretary DocuSign Envelope ID: 689130AC-410E-47CC-AE20-26AA9A35DF2A